UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2008

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-33704 (Commission File Number)	20-8521842 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX (Address of principal executive offices)		75201 (Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.
On June 30, 2008, Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”), conducted an investor conference call regarding the previously-announced agreement in principle by and among the Company, Graham Packaging Holdings Co., a Pennsylvania corporation (“Graham Packaging”), and the other parties thereto which would provide that Graham Packaging would go public pursuant to a transaction with the Company. The script of the investor conference call is attached hereto as Exhibit 99.1.
On July 2, 2008, the Company and Graham Packaging issued a joint press release announcing the execution of a definitive agreement with respect to the proposed transaction described above. A copy of the joint press release is attached hereto as Exhibit 99.2.
Additional Information About the Transaction and Where to Find It
In connection with the transaction, Graham Packaging will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of the Company and that will constitute a prospectus of Graham Packaging. The Company will mail the proxy statement/prospectus to its stockholders. Before making any voting decision, the Company urges its investors and security holders to read the proxy statement/prospectus regarding the transaction when it becomes available because it would contain important information. The Company’s stockholders may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to the Company at 100 Crescent Court, Suite 1200, Dallas, Texas 75201 or by contacting the Company at (214) 615-2300.
Participants in Solicitation
The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC, and would also be contained in the Company’s proxy statement regarding the transaction when it becomes available. The Company’s stockholders may obtain additional information about the interests of the directors and officers of the Company in the transaction by reading the Company’s proxy statement and other materials to be filed with the SEC regarding the transaction when such information becomes available.
Information Concerning Forward-Looking Statements
This report and the press release include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the transaction; approval of the transaction by the Company’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the transaction; the competitive environment in the industry in which Graham Packaging operates; the diversion of management time on transaction-related issues; general economic conditions such as inflation or recession; Graham Packaging’s ability to maintain margins due to future increases in commodity prices; Graham Packaging’s loss of large customers; operating Graham Packaging as a public company; Graham Packaging’s continuing net losses; the terms of Graham Packaging’s debt instruments, which restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy; Graham Packaging’s indebtedness, which could adversely affect Graham Packaging’s cash flow; that despite Graham Packaging’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage; Graham Packaging’s recovery of the carrying value of its assets; Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham Packaging’s international operations; Graham Packaging’s dependence on significant customers and the risk that customers will not purchase Graham Packaging’s products in the amounts expected by Graham Packaging under their requirements contracts; that the majority of Graham Packaging’s sales are made pursuant to requirements contracts; Graham Packaging’s ability to develop product innovations and improve Graham Packaging’s production technology and expertise; infringement on Graham Packaging’s proprietary technology; risks associated with environmental regulation and liabilities; Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham Packaging’s employees being covered by collective bargaining agreements; Graham Packaging’s dependence on blow molding equipment providers; market conditions for Graham Packaging’s products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this press release. The Company and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit

99.1*	Script of investor conference call from June 30, 2008
99.2*	Press release, dated July 2, 2008

* Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: July 2, 2008

Hicks Acquisition Company I, Inc.
By:	/s/ JOSEPH B. ARMES
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1*	Script of investor conference call from June 30, 2008
99.2*	Press release, dated July 2, 2008

* Filed herewith.